UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 15, 2017

MVC CAPITAL, INC.

(the “Fund”)

(Exact name of registrant as specified in its charter)

DELAWARE, 943346760

(Jurisdiction of Incorporation) (IRS Employer Identification Number)

287 Bowman Avenue

2nd Floor

Purchase, NY 10577

(Address of registrant’s principal executive office)

914-701-0310

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 15, 2017, in connection with the closing of the previously-announced offering by MVC Capital, Inc. (the “Company”) of U.S. $100 million in aggregate principal amount of 6.25% senior notes due 2022 (the “Notes”), the Company entered into a supplemental indenture (the “Second Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”).

The Notes are being issued pursuant to an indenture, dated as of February 26, 2013 (the “Base Indenture”), by and between the Company and the Trustee, as supplemented by the Second Supplemental Indenture. The Notes will be represented by a global security, executed by the Company, in the form attached to the Second Supplemental Indenture. The Notes will bear interest at a rate of 6.25% per annum and are scheduled to mature on November 30, 2022.

The foregoing description of the material terms of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to each of the Base Indenture and the Supplemental Indenture, which are attached to this report as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K concerning the Second Supplemental Indenture, the Base Indenture and the Notes is incorporated by reference in its entirety into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit No.	Description

4.1

Form of Indenture, dated February 26, 2013, between the Company and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit d.2 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

4.2	Second Supplemental Indenture, dated November 15, 2017, between the Company and U.S. Bank National Association, as trustee.
5.1	Opinion of Kramer Levin Naftalis & Frankel LLP, counsel for the Company, as to the legality of the Notes being sold by the Company.

EXHIBIT INDEX

Exhibit No.	Description

4.1

Form of Indenture, dated February 26, 2013, between the Company and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit d.2 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

4.2	Second Supplemental Indenture, dated November 15, 2017, between the Company and U.S. Bank National Association, as trustee.
5.1	Opinion of Kramer Levin Naftalis & Frankel LLP, counsel for the Company, as to the legality of the Notes being sold by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, MVC Capital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC Capital, Inc.

DATE: November 15, 2017

/s/ Michael Tokarz

Michael Tokarz
Chairman